CAVANAL HILL FUNDS

(the “Funds”)

Supplement dated March 31, 2015

To the Prospectus and the Statement of Additional Information

of the Funds, each dated December 31, 2014

Effective April 1, 2015, the Funds’ Transfer Agent is SunGard Investor Services LLC (“SunGard”). The Fund’s address, phone number and web address will remain the same. Citi Fund Services Ohio, Inc. will continue as the Fund’s Sub-Administrator.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE